UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 17, 2004
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California	91302
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 9.01 Financial Statements and Exhibits

The Registrant desires to issue debt in the future pursuant to a shelf registration statement on Form S-3. The Registrant’s existing senior debt will be guaranteed by substantially all of its wholly-owned homebuilding subsidiaries (the “Guarantor Subsidiaries”), and its intention is to issue new debt with the same guarantors.

In connection with the Registrant’s intention to issue debt in the future, which may rank pari passu with its existing senior debt, it is filing audited consolidated financial statements at December 31, 2003 and for each year in the three-year period ended December 31, 2003, with the addition of Note M. Note M provides separate supplemental condensed consolidating financial information for The Ryland Group, Inc. and its subsidiaries, some of which guarantee the debt. In addition, the Registrant is filing a supplemental unaudited condensed consolidating balance sheet at September 30, 2004 and supplemental unaudited condensed consolidating statements of earnings and cash flows for the nine-month period ended September 30, 2004.

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of independent registered public accounting firm.

99.1	Audited consolidated financial statements at December 31, 2003 and for each year in the three-year period ended December 31, 2003.

99.2	Unaudited condensed consolidating balance sheet and statements of earnings and cash flows at and for the nine-month period ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.
Date: December 17, 2004	By:	/s/ David L. Fristoe
David L. Fristoe
Senior Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of independent registered public accounting firm.

99.1	Audited consolidated financial statements at December 31, 2003 and for each year in the three-year period ended December 31, 2003.

99.2	Unaudited condensed consolidating balance sheet and statements of earnings and cash flows at and for the nine-month period ended September 30, 2004.